UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2003

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22664 (Commission File Number)	75-2504748 (I.R.S. Employer Identification No.)

4510 Lamesa Highway Snyder, Texas (Address of Principal Executive Offices)	79549 (Zip Code)

Registrant’s telephone number, including area code: (325) 574-6300

N/A
(Former Name or Former Address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amendment No. 1 to Agreement and Plan of Merger
Press Release dated December 30, 2003

Item 5. Other Events.

     On December 31, 2003, Patterson-UTI Energy, Inc. (“Patterson-UTI”) and TMBR/Sharp Drilling, Inc. (“TMBR/Sharp”) announced that the companies have amended their Agreement and Plan of Merger extending the date under which the parties have certain rights of termination to February 14, 2004 from December 31, 2003. TMBR/Sharp’s board has established January 5, 2004 as the record date for shareholders and has set February 11, 2004 as the meeting date for shareholders to vote on the proposed merger. A copy of the joint press release of Patterson-UTI and TMBR/Sharp is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated December 30, 2003.
99.1	Press Release, dated December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

Dated: December 31, 2003	By:	/s/ CLOYCE A. TALBOTT

Cloyce A. Talbott Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated December 30, 2003.
99.1	Press Release, dated December 31, 2003.